Exhibit 32


               CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Gibraltar Packaging Group, Inc. (the "Company") on Form 10-K for the year ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being the Chief Executive Officer and the Vice President Finance (chief financial officer), respectively, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements ofss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Walter E. Rose                        /s/ Brett E. Moller
--------------------------------          ----------------------------------
WALTER E. ROSE                            BRETT E. MOLLER
CHAIRMAN OF THE BOARD                     VICE PRESIDENT FINANCE
AND CHIEF EXECUTIVE OFFICER


Dated:  September 23, 2003


This certification is made solely for the purpose of 18 U.S.C. ss. 1350, subject to the knowledge standard contained in that statute, and not for any other purpose.